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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934




  Date of Report (Date of earliest event reported): May 15, 2003 (May 8, 2003)




                               APACHE CORPORATION
               (Exact name of registrant as specified in Charter)


         DELAWARE                        1-4300               41-0747868
(State or Other Jurisdiction          (Commission           (I.R.S. Employer
    of Incorporation)                 File Number)       Identification Number)


                              ONE POST OAK CENTRAL
                             2000 POST OAK BOULEVARD
                                    SUITE 100
                            HOUSTON, TEXAS 77056-4400
                    (Address of Principal Executive Offices)


       Registrant's telephone number, including area code: (713) 296-6000


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ITEM 5. OTHER EVENTS

On May 15, 2003, Apache Corporation (the "Company") announced the closing of a private offering of $350,000,000 aggregate principal amount of 4.375 percent unsecured senior notes due 2015 to be issued by Apache Finance Canada Corporation, a Nova Scotia, Canada unlimited liability company and a subsidiary of the Company. The notes will be irrevocably and unconditionally guaranteed by the Company. The notes will be sold pursuant to Rule 144A and offshore under Regulation S, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act of 1933, as amended (the "Act"). The Company's press release dated May 15, 2003, relating to the offering and issued pursuant to Rule 135c under the Act, is attached hereto as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)      EXHIBITS.

EXHIBIT NO.                DESCRIPTION

  99.1 Press Release, dated May 15, 2003, "Apache Issues $350 Million 12-year Notes Yielding 4.385%."



                                       2

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            APACHE CORPORATION


Date: May 15, 2003                  By: /s/ Eric L. Harry
                                        ---------------------------------------
                                            Eric L. Harry, Vice President and
                                            Associate General Counsel



                                       3

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                                INDEX TO EXHIBITS


EXHIBIT NO.                DESCRIPTION
-----------                -----------
   99.1         Press Release, dated May 15, 2003, "Apache Issues $350 Million 12-year
                Notes Yielding 4.385%."